THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL TO THE ISSUER OF THESE SECURITIES, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

Date: [ISSUANCE DATE]	Warrant No. GP-[NUMBER]

WARRANT FOR THE PURCHASE OF SHARES OF

COMMON STOCK OF GRANDPARENTS.COM, INC.

THIS IS TO CERTIFY that, for value received, [HOLDER], or his successors and assigns (the “Holder”), is entitled to purchase, subject to the terms and conditions hereinafter set forth, the Warrant Shares (as defined below) of common stock, $0.01 par value per share (the “Common Stock”) of GRANDPARENTS.COM, INC., a Delaware corporation (the “Company”), and to receive certificates for the Common Stock so purchased. The exercise price of this Warrant is $0.50 per share (the “Exercise Price”). The term “Warrant Shares” shall mean [NUMBER OF WARRANTS] ([NUMBER OF WARRANTS]) shares of the Company (subject to adjustment as contemplated herein).

This Warrant is issued in connection with that certain Promissory Note, dated as of [ISSUANCE DATE], by and between the Company and the Holder [and is subject to forfeiture as provided therein].

1. Exercise Period. This Warrant shall become exercisable by the Holder beginning upon the date set forth above and ending at 5:00 p.m., New York, New York time, five (5) years from the date of this Warrant (the “Exercise Period”). This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.

2. Exercise of Warrant; Cashless Exercise.

(a) Exercise. This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period. Such exercise shall be accomplished by tender to the Company of an amount equal to the Exercise Price multiplied by the number of underlying shares being purchased (the “Purchase Price”), either (i) in cash, by wire transfer or by certified check or bank cashier’s check, payable to the order of the Company, or (ii) by surrendering such number of shares of Common Stock received upon exercise of this Warrant with an aggregate Fair Market Value (as defined below) equal to the Purchase Price (as described in the following paragraph (a “Cashless Exercise”), together with presentation and surrender to the Company of this Warrant with an executed subscription agreement in substantially the form attached hereto as Exhibit A (the “Subscription”). Upon receipt of the foregoing, the Company will deliver to the Holder, as promptly as possible, a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Holder or his transferee (as permitted under Section 3 below). With respect to any exercise of this Warrant, the Holder will for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date the Subscription has been properly executed and payment of the Purchase Price have both been received by the Company (the “Exercise Date”), irrespective of the date of delivery of the certificate evidencing such shares of the Common Stock, except that, if the date of such receipt is a date on which the stock transfer books of the Company are closed, such person will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. Fractional shares of Common Stock will not be issued upon the exercise of this Warrant. In lieu of any fractional shares that would have been issued but for the immediately preceding sentence, the Holder will be entitled to receive cash equal to the current market price of such fraction of a share of Common Stock on the trading day immediately preceding the Exercise Date. In the event this Warrant is exercised in part, the Company shall issue a new Warrant to the Holder covering the aggregate number of shares of Common Stock as to which this Warrant remains exercisable.

(b) Cashless Exercise. If the Holder elects to conduct a Cashless Exercise, the Company shall cause to be delivered to the Holder a certificate or certificates representing the number of shares of Common Stock computed using the following formula:

X = Y (A-B)

A

Where:

X = the number of shares of Common Stock to be issued to Holder;

Y = the portion of this Warrant (in number of shares of Common Stock) being exercised by Holder (at the date of such calculation);

A = the Fair Market Value (as defined below) of one share of Common Stock on the Exercise Date, calculated by taking the average Fair Market Value over the last ten (10) trading days (not including the Exercise Date); and

B = Warrant Price (as adjusted to the date of such calculation).

(c) Definition of Fair Market Value. For purposes of this Warrant, “Fair Market Value” shall mean: (i) if the principal trading market for such securities is a national securities exchange or the Over-the-Counter Bulletin Board (or a similar system then in use), the average of the last reported sales price on the principal market for each of the ten (10) trading days immediately prior to such Exercise Date; or (ii) if clause (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported by the principal trading market or the Pink Sheets, the average of the average of the high bid and low ask prices so reported for each of the ten (10) trading days immediately prior to such Exercise Date. Notwithstanding the foregoing, if there is no last reported sales price or bid and ask prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for thirty (30) or more days immediately prior to the day in question, in which case the Fair Market Price shall be determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company.

2

3. Recording, Transferability, Exchange and Obligations to Issue Common Stock.

(a) Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary from the transferee and transferor.

(b) Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as Exhibit B duly completed and signed, to the Company at its address specified herein. As a condition to the transfer, the Company may request a legal opinion as contemplated by the legend. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

(c) Exchange of Warrant. This Warrant is exchangeable upon its surrender by the Holder to the Company for a new Warrant of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as may be designated by the Holder at the time of such surrender (not to exceed the aggregate number of shares underlying this Warrant).

(d) Obligation to Deliver Common Stock. The Company’s obligations to issue and deliver Common Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Common Stock. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

3

4. Adjustments to Exercise Price and Number of Shares Subject to Warrant. The Exercise Price and the number of shares of Common Stock purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 4. For the purpose of this Section 4, “Common Stock” means shares now or hereafter authorized of any class of common stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per share amount (excluding, and subject to any prior rights of, any class or series of preferred stock).

(a) In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock to holders of shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the Exercise Price in effect at the time of the record date for such dividend or on the effective date of such subdivision, combination or reclassification, and/or the number and kind of securities issuable on such date, shall be proportionately adjusted so that the Holder of this Warrant thereafter exercised shall be entitled to receive the aggregate number and kind of shares of Common Stock (or such other securities other than Common Stock) of the Company, at the same aggregate Exercise Price, that, if such Warrant had been exercised immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of cash, evidences of indebtedness or assets, or subscription rights or warrants, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock on such record date, less the amount of cash so to be distributed or the Fair Market Value (as determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company) of the portion of the assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants, applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c) Notwithstanding any provision herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 4(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

(d) In the event that at any time, as a result of an adjustment made pursuant to Section 4(a) above, the Holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4, and the other provisions of this Warrant shall apply on like terms to any such other shares.

4

(e) If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another company, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another company or person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise in full of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Common Stock then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. Any such successor or surviving entity shall be deemed to be required to comply with the provisions of this Section 4(e) and shall insure that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(f) In case any event shall occur as to which the other provisions of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall effect such adjustment, on a basis consistent with the essential intent and principles established in this Section 4, as may be necessary to preserve, without dilution, the purchase rights represented by this Warrant.

(g) Upon the occurrence of each adjustment pursuant to this Section 4, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Common Stock or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

5

5. Registration Rights.

(a) This Warrant has not been registered under the Securities Act of 1933, as amended (the “Securities Act”). When exercised, the stock certificates shall bear the following legend unless the Warrant Shares may be publicly sold under Rule 144(b)(1) of the Securities Act (or successor rule) or registered under the Securities Act pursuant to an effective registration statement filed with the Securities and Exchange Commission (the “Commission”).

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered for sale or sold except pursuant to (i) an effective registration statement under the Securities Act, or (ii) an opinion of counsel, if such opinion and counsel shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under the Securities Act is available.”

(b) Until such time as the Registrable Securities (as defined below) may be sold in accordance with Rule 144(b) under the Securities Act, if the Company at any time proposes to file on its behalf and/or on behalf of any of its security holders a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form or to the Company’s employees pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to the Common Stock, it will give written notice to the Holder at least ten (10) days before the initial filing with the Commission of the registration statement (or, in the case of a registration statement that has already been filed with the Commission but has not yet been declared effective, within ten (10) days before the anticipated effective date of the registration statement), which notice shall offer the Holder the opportunity to include in such registration statement the number of Registrable Securities as the Holder may request (a “Piggyback Registration”), subject to the provisions of Section 5(c) hereof. Upon the request of the Holder made within ten (10) days after the receipt of notice from the Company regarding a Piggyback Registration (which such request shall specify the number of Registrable Securities for which registration is being requested), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Holder; provided that nothing in this Section 5(b) shall preclude the Company from discontinuing the registration of its securities being effected at any time and for any reason before the effective date of the registration relating thereto; but, in that event, the Company shall notify the Holder of such discontinuation of the registration. The Company shall pay all registration expenses in connection with each Piggyback Registration.

(c) If the lead managing underwriter of a proposed public offering by the Company shall advise the Company in writing that, in their good faith opinion, the number of Registrable Securities to be included in such registration would materially and adversely affect the marketing or price of the securities to be sold in the public offering, the Company will allocate the securities to be included in such registration statement in accordance with the following priority: (i) first, the securities to be included in such registration statement by the Company or the holder or holders initiating the registration statement; and (ii) next, the Registrable Securities requested to be included in such registration by the Holder.

6

(d) “Registrable Securities” means (i) any of the Warrant Shares issued or issuable upon the exercise of this Warrant and (ii) any shares of Common Stock issued or to be issued with respect to the Common Stock issued or issuable upon the exercise of this Warrant by way of a stock dividend or stock split. As to any particular Registrable Security, such security will cease to be a Registrable Security when it (x) has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such security, (y) has been transferred through a broker-dealer in an open market transaction pursuant to Rule 144 (or any similar provision then in force) or (z) is eligible for sale pursuant to Rule 144(b) (or any similar provision then in force).

6. Reservation of Common Stock. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Common Stock upon exercise of this Warrant as herein provided, the number of shares of Common Stock which are then issuable and deliverable upon the exercise in full of this Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 4). The Company covenants that all Common Stock so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which may include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company's obligation to issue the New Warrant.

8. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Common Stock or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Common Stock upon exercise hereof.

9. Notices to Holder. In the event of (a) any fixing by the Company of a record date with respect to the holders of any class of securities of the Company for the purpose of determining which of such holders are entitled to dividends or other distributions, or any rights to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, (b) any capital reorganization of the Company, or reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets or business of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (c) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company will give the Holder a written notice specifying, as the case may be (i) the record date for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right; or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such capital stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock securities) for securities or other property deliverable upon such event. Any such notice shall be given at least ten (10) days prior to the earliest date therein specified.

7

10. No Rights as a Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company, nor to any other rights whatsoever except the rights herein set forth; provided, however, that the Company shall not close any merger agreement in which it is not the surviving entity, or sell all or substantially all of its assets unless the Company shall have first provided the Holder with at least ten (10) days’ prior written notice.

11. Additional Covenants of the Company.

(a) If upon issuance of any shares for which this Warrant is exercisable, the Common Stock is listed for trading or trades on any national securities exchange including The Nasdaq Stock Market upon the issuance, the Company shall, at its expense, promptly obtain and maintain the listing or qualifications for trading of such shares.

(b) The Company shall comply with the reporting requirements of Section 13 of the Exchange Act for so long as and to the extent that such requirements apply to the Company.

(c) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company (i) will at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, shares of Common Stock issuable from time to time upon exercise of this Warrant, (ii) will not increase the par value of any shares of Common Stock issuable upon exercise of this Warrant above the amount payable therefor upon such exercise, and (c) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable stock.

12. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

8

13. Severability. Every provision of this Warrant is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Warrant.

14. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the state where the Company is incorporated as of the time of construction without giving effect to the principles of choice of laws thereof.

15. Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Warrant, the prevailing party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedies.

16. Good Faith. The Company will at all times act in good faith assist in the carrying out of all terms and obligations set forth in this Warrant, and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against such impairment.

* * *

9

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

GRANDPARENTS.COM, INC.

By:
Name: Title:

10

Warrant

Exhibit A

SUBSCRIPTION FORM

The undersigned hereby irrevocably subscribes for _______ shares of the Common Stock (the “Stock”) of Grandparents.com, Inc. (the “Company”) pursuant to and in accordance with the terms and conditions of the attached Warrant No. __ (the “Warrant”), and hereby makes payment of $_______ therefor by [tendering cash, wire transferring or delivering a certified check or bank cashier’s check, payable to the order of the Company] [surrendering _______ shares of Common Stock received upon exercise of the Warrant, which shares have an aggregate fair market value equal to such payment as required in Section 2 of the Warrant]. The undersigned requests that a certificate for the Stock be issued in the name of the undersigned and be delivered to the undersigned at the address stated below. If the Stock is not all of the shares purchasable pursuant to the Warrant, the undersigned requests that a new Warrant of like tenor for the balance of the remaining shares purchasable thereunder be delivered to the undersigned at the address stated below.

In connection with the issuance of the Stock, I hereby represent to the Company that I am acquiring the Stock for my own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

I understand that if at this time the Stock has not been registered under the Securities Act, I must hold such Stock indefinitely unless the Stock is subsequently registered and qualified under the Securities Act or is exempt from such registration and qualification. I shall make no transfer or disposition of the Stock unless (a) such transfer or disposition can be made without registration under the Securities Act by reason of a specific exemption from such registration and such qualification, or (b) a registration statement has been filed pursuant to the Securities Act and has been declared effective with respect to such disposition. I agree that each certificate representing the Stock delivered to me shall bear substantially the same as set forth on the front page of the Warrant.

I further agree that the Company may place stop transfer orders with its transfer agent same effect as the above legend. The legend and stop transfer notice referred to above shall be removed only upon my furnishing to the Company an opinion of counsel (reasonably satisfactory to the Company) to the effect that such legend may be removed.

Date:_______________________________	Signed: _______________________________ Print Name:____________________________ Address:______________________________

11

Warrant

Exhibit B

ASSIGNMENT

For Value Received __________________ hereby sells, assigns and transfers to _________________________ the Warrant No. GP-22 attached hereto and the rights represented thereby to purchase __________ shares of Common Stock in accordance with the terms and conditions hereof, and does hereby irrevocably constitute and appoint ___________________________ as attorney to transfer such Warrant on the books of the Company with full power of substitution.

Dated:________________________ Signed: _____________________________

Please print or typewrite name and address of assignor:	Please insert Social Security or other Tax Identification Number of Assignor:

Dated:________________________ Signed: _____________________________

Please print or typewrite name and address of assignee:	Please insert Social Security or other Tax Identification Number of Assignee:

12